UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant  [   ]

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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

PARKERVISION, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PARKERVISION, INC.
7915 Baymeadows Way, Suite 400
Jacksonville, Florida 32256

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 17, 2014

Notice is hereby given that the annual meeting of shareholders (the “Annual Meeting”) of ParkerVision, Inc. (the “Company”) will be held on June 17, 2014 at 9:00 a.m. Eastern Daylight Time, at the Orlando Marriott Lake Mary, 1501 International Parkway, Lake Mary, Florida 32746, for the following purposes:

1.	to elect two members of the Board of Directors to hold office until the third ensuing annual meeting and until their respective successors are duly elected and qualified;

2.	to approve amendments to the ParkerVision 2011 Long-Term Incentive Equity Plan (the “2011 Plan”);

3.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2014; and

4.	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The transfer books will not be closed for the Annual Meeting. The board of directors has fixed the close of business on April 23, 2014 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the Annual Meeting. In order to assure the presence of a quorum, whether or not you expect to attend the Annual Meeting in person, please vote your shares by proxy as promptly as possible. You may revoke your proxy if you so desire at any time before it is voted. For directions to be able to attend the Annual Meeting and vote in person, please contact the Company’s Corporate Secretary at (904) 732-6100.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 17, 2014: The Company’s proxy statement and annual report to security holders are available at https://www.proxyvote.com.

By Order of the Board of Directors

/s/ Cynthia Poehlman
Chief Financial Officer and Corporate Secretary

Jacksonville, Florida
May 7, 2014

PARKERVISION, INC.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 17, 2014

Table of Contents

INFORMATION CONCERNING SOLICITATION AND VOTING	1
PROPOSAL 1: ELECTION OF DIRECTORS	4
CORPORATE GOVERNANCE	6
EXECUTIVE OFFICER COMPENSATION	12
PROPOSAL 2: AMENDMENTS TO THE PARKERVISION 2011 LONG-TERM INCENTIVE EQUITY PLAN	28
AUDIT COMMITTEE REPORT	37
PROPOSAL 3: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSE COOPERS LLP AS OUR INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM	39
STOCK OWNERSHIP INFORMATION	40
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	42
SHAREHOLDERS PROPOSALS AND NOMINATIONS	42
DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS	43

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement and the accompanying proxy materials are being furnished to our shareholders in connection with the solicitation of proxies by our board of directors (our “Board”) for use at our annual meeting of shareholders (the “Annual Meeting”) to be held at 9:00 a.m. Eastern Daylight Time on  June 17, 2014 and any adjournments or postponements thereof. The Annual Meeting is being held for the following purposes:

1.	to elect two members of the Board of Directors to hold office until the third ensuing annual meeting and until their respective successors are duly elected and qualified;

2.	to approve amendments to the 2011 Plan;

3.	to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for the year ending December 31, 2014; and

4.	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Annual Meeting will be held at the Orlando Marriott Lake Mary, 1501 International Parkway, Lake Mary, Florida 32746. This proxy statement and the accompanying proxy materials will be sent or made available to shareholders on or about May 7, 2014.

Record Date and Voting Securities

Our Board has fixed the close of business on April 23, 2014 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of April 23, 2014, we had issued and outstanding 96,516,186 shares of common stock, par value $.01 per share, our only class of voting securities outstanding. Each of our shareholders is entitled to one vote for each share of common stock registered in his or her name on the record date.

Voting

If you hold your shares of record, you may vote by proxy via the Internet.  In addition, if you requested printed copies of the proxy materials by mail, you may vote by proxy via telephone by calling the toll free number found on the proxy card, or via mail by filling out the proxy card and sending it back in the envelope provided. You also may vote in person at the Annual Meeting by submitting the ballot that will be provided to you at the meeting.

If you hold your shares in “street name” through a bank, broker or other holder of record, please refer to the materials provided to you by your bank, broker or other holder of record for information on communicating your voting instructions. If you hold your shares in “street name” and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from your bank, broker or other holder of record authorizing you to vote. You must bring this legal proxy to the Annual Meeting, present it to the inspector of election and produce valid identification. If you hold your shares in street name, your bank, broker or other holder of record will not be permitted to vote on your behalf on certain matters, including with respect to the election of our directors and the amendments to our 2011 Plan, unless it receives voting instructions from you. To ensure that your vote is counted, please communicate your voting instructions to your broker, bank, or other holder of record before the Annual Meeting, or obtain a legal proxy and arrange to attend the Annual Meeting in person.

Proxies and Revocation of Proxies

Your proxy is being solicited by our Board for use at the Annual Meeting. By giving your proxy, you are appointing as your proxies the persons that have been designated by our Board. Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with your instructions. If no instructions are given, proxies given by shareholders will be voted “FOR” the election of each of the director nominees, “FOR” the amendments to our 2011 Plan, and “FOR” ratification of the appointment of PriceWaterhouseCoopers LLC as our independent registered certified public accounting firm. With respect to any other proposal that properly comes before the Annual Meeting, the persons appointed as proxies will vote as recommended by our Board or, if no recommendation is given, in their own discretion, to the extent permitted by applicable laws and regulations.

Any proxy may be revoked by (i) submitting a written notice of revocation that is received by our Corporate Secretary at any time prior to the voting at the Annual Meeting, (ii) submitting a subsequent proxy prior to the voting at the Annual Meeting or (iii) attending the Annual Meeting and voting in person. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy. Shareholders may send written notice of revocation to the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

Quorum and Required Vote

The presence, in person or by proxy, of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by his or her proxy are not being voted (“shareholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (“broker non-vote”). The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or a broker non-vote will not be considered shares present and entitled to vote on the matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that the shares are not being voted on any matter at the Annual Meeting, in which case the shares will not be counted for purposes of determining the presence of a quorum.

Director Election. The directors will be elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the highest number of votes in their favor will be elected as our directors. Consequently, any shares not voted “FOR” a particular nominee, because of either shareholder withholding or broker non-vote, will not be counted in the nominee’s favor. Shareholders do not have cumulative voting rights for directors.

Amendments to the 2011 Plan and Appointment of Independent Registered Certified Public Accounting Firm.   The approval of the amendments to the 2011 Plan and the ratification of the appointment of PricewaterhouseCoopers LLC as our independent registered certified public accounting firm require the affirmative vote of a majority of the votes cast at the Annual Meeting.  Abstentions are counted as “votes cast” with respect to the proposals and, therefore have the same effect as a vote against the proposals.  Shares deemed present at the Annual Meeting but not entitled to vote, either because of shareholder withholding or broker non-vote, are not deemed “votes cast” with respect to the proposals, and therefore will have no effect on the vote.

Other Matters. All other matters that may be brought before the shareholders must be approved by the affirmative vote of a majority of the votes cast at the Annual Meeting, unless the governing corporate law, our articles of incorporation or our bylaws require otherwise. Abstentions from voting are counted as “votes cast” with respect to the proposal and, therefore have the same effect as a vote against the proposal. Shares deemed present at the Annual Meeting but not entitled to vote, either because of shareholder withholding or broker non-vote, are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote.

Appraisal Rights

No appraisal rights are available under Florida law, our articles of incorporation or our bylaws if you dissent from or vote against any of the proposals to be presented at the Annual Meeting.

Solicitation of Proxies

Your proxy is being solicited by our Board for use at the Annual Meeting.  Our officers and other employees, without additional remuneration, may also assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. We will bear the cost of this proxy solicitation. We may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (“Annual Report”), which contains our audited financial statements, is being sent or made available to our shareholders along with this proxy statement. We will provide to you exhibits to the Annual Report upon payment of a fee of $.25 per page, plus $5.00 postage and handling charge, if a request is sent in writing to the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

PROPOSAL 1:  ELECTION OF DIRECTORS

General

Our Board is comprised of seven directors whose terms of office are divided into three classes. Currently, there are three directors in Class I whose terms expire in 2016, two directors in Class II whose terms expire in 2015, and two directors in Class III whose terms expire at the current Annual Meeting.

The Board has nominated Mr. John Metcalf and Mr. Robert Sterne for election as Class III directors, both of whom are currently Class III directors of ours.  Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected.  Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of these nominees.  In case any of these nominees becomes unavailable for election to the Board, an event which is not anticipated, the persons appointed as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their judgment.

Director Nominees (Class III)

John Metcalf, 63

John Metcalf has been a director of ours since June 2004.  From November 2002 until his retirement in July 2010, Mr. Metcalf was a chief financial officer (“CFO”) partner with Tatum LLC, the largest executive services and consulting firm in the United States. Mr. Metcalf has 18 years’ experience as a CFO.  From July 2006 to September 2007, Mr. Metcalf served as CFO for Electro Scientific Industries, Inc., a provider of high-technology manufacturing equipment to the global electronics market. From June 2004 to July 2006, Mr. Metcalf served as CFO for Siltronic AG.   From August 2011 to February 2013, Mr. Metcalf served on the board of directors and was chairman of the audit, compensation, and nominating committees of Trellis Earth Products, Inc, a privately held company.  From June 2007 until July 2011, Mr. Metcalf served on the board of directors and was chairman of the audit committee of EnergyConnect Group, Inc. (formerly Microfield Group, Inc.), a publicly traded company that was acquired by Johnson Controls, Inc. in July 2011.  Among other qualifications, Mr. Metcalf has extensive experience in the semiconductor industry, an in-depth understanding of generally accepted accounting principles, financial statements and SEC reporting requirements, and satisfies the audit committee requirement for financial expertise.

Robert Sterne, 62

Robert Sterne has been a director of ours since September 2006 and also served as a director of ours from February 2000 to June 2003. Since 1978, Mr. Sterne has been a partner of the law firm of Sterne, Kessler, Goldstein & Fox PLLC, specializing in patent and other intellectual property law. Mr. Sterne provides legal services to us as one of our patent and intellectual property attorneys. Among other qualifications, Mr. Sterne has an in-depth knowledge of our intellectual property portfolio and patent strategies and is considered a leader in best practices and board responsibilities concerning intellectual property.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

Directors (Class II) With Terms Expiring at the 2015 Annual Meeting.

David Sorrells, 55

David Sorrells has been our chief technical officer since September 1996 and has been a director of ours since January 1997.  Mr. Sorrells is one of the leading inventors of our core technologies. From June 1990 to September 1996, Mr. Sorrells served as our engineering manager. He holds 178 United States patents and a number of corresponding foreign patents. Among other qualifications, Mr. Sorrells has an in-depth understanding of our technologies and their relevance to target markets.

Papken der Torossian, 75

Papken der Torossian has been a director of ours since June 2003.  Mr. der Torossian has extensive experience as chairman and chief executive of a number of semiconductor and technology-based companies.  Mr. der Torossian was chief executive officer of Silicon Valley Group, Inc. (“SVGI”) from 1986 until 2001 when it was acquired by ASML.  Prior to his joining SVGI, from 1981 until 1986, he was president and chief executive officer of ECS Microsystems, a communications and PC company that was acquired by Ampex Corporation where he stayed on as a manager for a year. From 1976 to 1981, Mr. der Torossian was president of the Santa Cruz Division of Plantronics where he also served as vice president of the Telephone Products Group. Previous to that he spent four years at Spectra-Physics, Inc. and twelve years with Hewlett-Packard in a variety of management positions.  Since August 2007, Mr. der Torossian has served as a director and a member of the compensation committee and nominating and governance committees of Atmel Corporation, a publicly traded company. Among other qualifications, Mr. der Torossian has over two decades of experience in engineering and has demonstrated accomplishments as chief executive officer and chairman of several high technology public and private companies.  Mr.der Torossian also has a relevant network in the technology community as well as relevant operating experience with small, high growth companies.

Directors (Class I) With Terms Expiring at the 2016 Annual Meeting.

Jeffrey Parker, 57

Jeffrey Parker has been the chairman of our board and our chief executive officer since our inception in August 1989 and was our president from April 1993 to June 1998. From March 1983 to August 1989, Mr. Parker served as executive vice president for Parker Electronics, Inc., a joint venture partner with Carrier Corporation performing research, development, manufacturing, and sales and marketing for the heating, ventilation and air conditioning industry. Mr. Parker holds 31 United States patents. Among other qualifications, as chief executive officer, Mr. Parker has relevant insight into our operations, our industry, and related risks as well as experience bringing disruptive technologies to market.

William Hightower, 70

William Hightower has been a director of ours since March 1999.  Mr. Hightower has extensive experience as an executive officer and operating officer for both public and private companies in a number of industries, including telecommunications. From September 2003 to his retirement in November 2004, Mr. Hightower served as our president. Mr. Hightower was the president and chief operating officer and a director of SVGI, from August 1997 until his retirement in May 2001. SVGI was a publicly held company which designed and built semiconductor capital equipment tools for chip manufacturers. From January 1996 to August 1997, Mr. Hightower served as chairman and chief executive officer of CADNET Corporation, a developer of network software solutions for the architectural industry. From August 1989 to January 1996, Mr. Hightower was the president and chief executive officer of Telematics International, Inc. Among other qualifications, Mr. Hightower’s longevity on our board provides him with a historical perspective and a relevant understanding of both our target markets and our industry as a whole.

Nam Suh, 78

Dr. Nam Suh has been a director of ours since December 2003.  Mr. Suh served as the president of Korea Advanced Institute of Science and Technology (KAIST) for seven years from July 2006 to March 2013.  He is a member of the board of trustees of King Abdullah University of Science and Technology (KAUST) of Saudi Arabia and an advisor to a number of organizations, including some private firms.  In 2008, he retired from the Massachusetts Institute of Technology (“MIT”) where he had been a member of the faculty since 1970. At MIT, Mr. Suh held many positions including director of the MIT Laboratory for Manufacturing and Productivity, head of the department of Mechanical Engineering, director of the MIT Manufacturing Institute, and director of the Park Center for Complex Systems. In 1984, Mr. Suh was appointed the assistant director for Engineering of the National Science Foundation by President Ronald Reagan and confirmed by the U.S. Senate. From 2005 to 2009, Mr. Suh served on the board of directors of Integrated Device Technology, Inc., a Nasdaq-listed company that develops mixed signal semiconductor solutions.  Among other qualifications, Mr. Suh has significant experience with technology innovation and the process of new product introduction, including an invention selected as one of the 10 Emerging Technologies of the world by the 2013 World Economic Forum of Davos and 50 most promising new inventions of 2010 by TIME magazine. Mr. Suh is a widely published author of approximately 300 articles and seven books on topics related to tribology, manufacturing, plastics and design. Mr. Suh has approximately 70 United States patents and many foreign patents, some of which relate to electric vehicles, polymers, tribology, and design.  He has received many national and international honors and awards, including the 2009 ASME Medal and nine honorary doctorates from various countries on four continents.  Mr. Suh also has a relevant professional network in the Korean community as well as relevant experience with Korean culture and commerce.

CORPORATE GOVERNANCE

We maintain corporate governance policies and practices that reflect what the Board believes are “best practices.” A copy of our Corporate Governance Guidelines is available upon request to our Secretary, or may be viewed or downloaded from our website at http://www.parkervision.com.

Leadership Structure

The decision as to who should serve as Chairman of the Board, who should serve as Chief Executive Officer, and whether those offices should be combined or separate, is the responsibility of our Board. The members of our Board possess considerable experiences and unique knowledge of the challenges and opportunities we face, and are in the best position to evaluate our needs and how best to organize the capabilities of the directors and senior officers to meet those needs. Our Board does not believe that our size or the complexity of our operations warrants a separation of the Chairman of the Board and Chief Executive Officer functions. Furthermore, our Board believes that combining the roles of Chief Executive Officer and Chairman of the Board promotes leadership and direction for the Board and for executive management, as well as allowing for a single, clear focus for the chain of command.

Accordingly, the Board believes that the most effective leadership structure for us at this time is for Mr. Parker to serve as both Chairman of the Board and Chief Executive Officer. Mr. Parker is one of our founders and has been our Chairman of the Board and our Chief Executive Officer since our inception in August 1989. The Board believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, issues relating to the implementation of our strategic plan. Mr. Parker’s leadership, in both his Chairman of the Board and Chief Executive Officer roles, continues to ensure that we remain dedicated to and focused on both our short and long-term objectives. While the Board does not have a lead independent director, the independent directors meet in executive session regularly without the presence of management.

Independence of Directors

Our common stock is listed on the Nasdaq Capital Market of The Nasdaq Stock Market, LLC (“NASDAQ”), and we follow the rules of NASDAQ in determining if a director is independent. The Board consults with our counsel to ensure that the Board’s determinations regarding the independence of directors are consistent with the rules of NASDAQ and all relevant securities laws and regulations.  Consistent with these considerations, the Board affirmatively has determined that William Hightower, John Metcalf, Robert Sterne, Nam Suh, and Papken der Torossian are our independent directors. The other directors are not considered independent due to their current employment by us.

Risk Management and Board Oversight

The Board as a whole works with our management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether our programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with our business strategy, without encouraging undue risk-taking. The nominating and corporate governance committee considers areas of potential risk within corporate governance and compliance, such as management succession. Each of the committees reports regularly to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

Board Meetings and Committees

During the fiscal year ended December 31, 2013, our Board met nine times and acted by unanimous consent two times. All of our directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served. The directors are strongly encouraged to attend meetings of shareholders. At the annual 2013 meeting of shareholders, all of our directors attended.

The Board has three separately standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Each committee is composed entirely of independent directors as determined in accordance with the rules of NASDAQ for directors generally, and where applicable, with the rules of NASDAQ for such committee. In addition, each committee has a written charter, a copy of which is available free of charge on our website at http://www.parkervision.com.

Audit Committee

John Metcalf (Chair), William Hightower and Papken der Torossian are the current members of our audit committee. The audit committee met four times in 2013. The functions of the audit committee include oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, and the performance, qualifications and independence of our independent auditors. The audit committee also reviews and recommends to the board of directors whether or not to approve transactions between us and an officer or director outside the ordinary course of business. The purpose and responsibilities of our audit committee are set forth in full in the committee’s charter. The report of the audit committee is included on page 37 of this proxy statement.

Audit Committee Financial Expert

The Board has determined that John Metcalf is an audit committee financial expert within the meaning of the rules and regulations of the Securities and Exchange Commission (“SEC”)  and is independent as determined in accordance with the rules of NASDAQ for audit committee members. In addition, we must certify to NASDAQ that the audit committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s “financial sophistication.”  Our board has determined that Mr. Metcalf’s qualifications also satisfy NASDAQ’s definition of financial sophistication.

Compensation Committee

Papken der Torossian (Chair), John Metcalf and Nam Suh are the current members of our compensation committee. Mr. Metcalf joined the compensation committee in March 2013, replacing Mr. William Hightower. The compensation committee met five times in 2013 and acted by unanimous consent two times. The functions of the compensation committee include oversight of the development, implementation and effectiveness of our compensation philosophy, policies and strategies and oversight of the regulatory compliance and reporting requirements with respect to compensation and related matters. Our compensation committee has overall responsibility for evaluating and approving our executive officer incentive compensation, benefit, severance, equity-based and other compensation plans, policies and programs. The compensation committee also is responsible for discussing and reviewing with management the compensation discussion and analysis that we include in our filings with the SEC. The purpose and responsibilities of our compensation committee are set forth in full in the committee’s charter. A description of the compensation committee’s processes and procedures, including the roles of our executive officers and compensation consultants in the compensation committee’s decision-making process, and the report of the compensation committee are set forth in the section “Executive Officer Compensation” on page 12 of this proxy statement.

Compensation Committee Interlocks and Insider Participation

The current members of our compensation committee are all independent directors as determined in accordance with the rules of NASDAQ and in accordance with Section 162(m) of the Internal Revenue Code (“Code”). From January 2013 to March 2013, the members of our compensation committee were Messrs. Papken der Torossian, William Hightower, and Nam Suh.   Since March 2013, the members of our compensation committee have been Messrs. Papken der Torossian, John Metcalf, and Nam Suh.  No member of our compensation committee during the last fiscal year was or previously had been an executive officer or employee of ours or had any relationship with us requiring disclosure as a related party transaction under Item 404 of Regulation S-K, except that Mr. Hightower served as our President from September 2003 to November 2004. None of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as one of our directors or a member of our compensation committee.

Nominating and Corporate Governance Committee

William Hightower (Chair), Robert Sterne and Nam Suh are the current members of our nominating and corporate governance committee. Mr. Hightower joined the nominating and corporate governance committee in March 2013, replacing John Metcalf.  The nominating and corporate governance committee met two times in 2013. The functions of the nominating and corporate governance committee include identification and recommendation of director nominees qualified to serve on the Board and recommendation to the Board of corporate governance guidelines for our company. The purpose and responsibilities of our nominating and corporate governance committee are set forth in full in the committee’s charter.

Director Nomination Process

The nominating and corporate governance committee considers persons identified by its members, management, shareholders, potential investors, investment bankers and others with the objective of having a Board with diverse perspectives and skills. The committee does not distinguish among nominees recommended by shareholders and other persons. Each individual is evaluated in the context of the Board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests.

The nominating and corporate governance committee is responsible for assessing the appropriate balance of skills and characteristics required of Board members. Nominees for director are selected on the basis of, among other things, experience, integrity, ability to make independent analytical inquiries, understanding of our business environment and willingness and ability to devote adequate time to Board duties. Nominees for director are assessed based on the needs of the Board at that point in time and with an objective of ensuring diversity in background, experience and viewpoints of Board members. Though the committee does not have specific guidelines on diversity, it is one of many criteria considered by the Board when evaluating candidates.

Shareholders and others wishing to suggest candidates to the nominating committee for consideration as directors must submit written notice to the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256, who will provide it to the nominating committee. We also have a method by which shareholders may nominate persons as directors, which is described in the section “Shareholder Proposals and Nominations” on page 42 of this proxy statement. We did not receive any recommendations or nominations from shareholders for this Annual Meeting.

Code of Ethics

The Board has adopted a code of ethics that is designed to deter wrongdoing and to promote ethical conduct and full, fair, accurate, timely and understandable reports that we file or submit to the SEC and others. A copy of the code of ethics may be found on our website at http://www.parkervision.com.

Shareholder Communications

Shareholders may contact the Board or individual members of the Board by writing to them in care of the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256. The Corporate Secretary will forward all correspondence received to the Board or the applicable director from time to time. This procedure was approved by our independent directors.

Compensation of Outside Directors

Director Compensation Arrangements

The compensation committee is responsible for establishing outside directors’ compensation. Our directors do not receive any per meeting fees. For the fiscal year ended December 31, 2013, each of our non-employee directors received a $25,000 annual cash retainer.   Based on a review of benchmark data, the compensation committee recommended, and the board of directors approved, an increase in the annual non-employee director retainer for 2014 to $37,500.

Our non-employee directors that serve on one or more board committees receive additional annual cash retainers as follows: $7,500 for audit committee members, $15,000 for the audit committee chair, $5,000 for compensation committee members, $10,000 for the compensation committee chair, $2,500 for nominating and corporate governance committee members, and $5,000 for the nominating and corporate governance committee chair. Committee fees are structured in such a way as to provide distinction between compensation for committee members and chairpersons and between the responsibilities of the various committees.

The annual board and committee retainers are paid in quarterly installments at the end of each fiscal quarter. We reimburse our non-employee directors for their reasonable expenses incurred in attending meetings. In addition, we encourage board participation in relevant educational programs and we reimburse our board members for all or a portion of costs, including travel, for these purposes.

Our non-employee directors’ compensation plan also provides for annual equity awards for our non-employee directors with an aggregate grant-date value of $125,000.  The annual equity award includes restricted stock units (“RSU”s) and nonqualified stock options, each with a value of approximately $62,500.  These equity awards are generally granted on the 15th day of the month following the annual shareholders meeting and vest one year from the grant date.  In 2013, the annual equity awards to non-employee directors were granted on December 15, 2013 and will vest in their entirety on July 15, 2014.  Each non-employee director was awarded 13,858 RSUs and 17,756 non-qualified share options with an exercise price of $4.51 per share which represents the closing market price of our common stock on the grant date.

Newly elected, or newly appointed, non-employee directors are not eligible for the annual equity award in the year in which they are elected or appointed.  Rather, newly elected or appointed non-employee directors will receive an equity award of 20,000 RSUs and 20,000 non-qualified share options on the 15th day of the month following their initial election or appointment to the Board.   These awards will vest in eight equal quarterly increments.  In 2013, there were no new directors elected or appointed.

In the event a director resigns or is removed from the board for cause prior to the vesting date of an equity award, any unvested award will be forfeited.

Director Compensation Table

The following table summarizes the compensation of our non-employee directors for the year ended December 31, 2013. Directors who are employees do not receive separate compensation for their service as a director.

Name	Fees Paid in Cash ($)	Stock Awards 1 ($)	Option Awards 2 ($)	Total ($)
(a)	(b)	(c)	(d)	(e)
Papken der Torossian	$42,500	$62,500	$62,467	$167,467
William Hightower	37,500	62,500	62,467	162,467
John Metcalf	45,000	62,500	62,467	169,967
Robert Sterne	27,500	62,500	62,467	152,467
Nam Suh	32,500	62,500	62,467	157,467

1
The amount reported in column (c) above represents the full grant date fair value for the 2013 award of 13,858 RSUs to each non-employee director, as recognized under ASC 718, excluding forfeiture estimates.  Refer to Note 8 of the financial statements included in Item 8 of our Annual Report for the assumptions made in the valuation of stock awards.

2
The amount reported in column (d) above represents the full grant date fair value for the 2013 award of 17,756 non-qualified share options to each non-employee director, as recognized under ASC 718, excluding forfeiture estimates. The share options have an exercise price of $4.51 per share. Refer to Note 8 of the financial statements included in Item 8 of our Annual Report for the assumptions made in the valuation of stock awards.

As of December 31, 2013, the aggregate number of stock awards and option awards outstanding for each of our non-employee directors was as follows:

Name	Number of securities underlying outstanding options
	(#) Exercisable	(#) Unexercisable	Number of securities underlying unvested stock awards
Papken Der Torossian	343,718	87,131	13,858
William Hightower	222,118	87,131	13,858
John Metcalf	249,025	87,131	13,858
Robert Sterne	213,718	87,131	13,858
Nam Suh	271,788	87,131	13,858

EXECUTIVE OFFICER COMPENSATION

Executive Officers

Name	Age	Position with the Company
Jeffrey Parker	57	Chairman of the Board and Chief Executive Officer
David Sorrells	55	Chief Technical Officer and Director
Cynthia Poehlman	47	Chief Financial Officer and Corporate Secretary
John Stuckey	43	Executive Vice President of Corporate Strategy and Business Development

Jeffrey Parker has served as our chief executive officer since our inception in August 1989 and was our president from April 1993 to June 1998. Refer to Mr. Parker’s biography set forth above in the section entitled “Proposal 1 – Election of Directors.”

David Sorrells has been our chief technical officer since September 1996. Refer to Mr. Sorrells’ biography set forth above in the section entitled “Proposal 1 – Election of Directors.”

Cynthia Poehlman has been our chief financial officer since June 2004 and our corporate secretary since August 2007. From March 1994 to June 2004, Ms. Poehlman was our controller and our chief accounting officer. Ms. Poehlman has been a certified public accountant in the state of Florida since 1989.

John Stuckey joined our company in July 2004 as the vice-president of corporate strategy and business development and was promoted to executive vice-president of corporate strategy and business development in June 2008. Prior to July 2004, Mr. Stuckey spent five years at Thomson, Inc. where he most recently served as director of business development.

Compensation Discussion and Analysis

Overview of Compensation Program

Our compensation program is designed to support our business objectives by structuring compensation packages to retain, reward, motivate, and attract employees who possess the required technical and entrepreneurial skills and talent. The overall objectives of the business are to continue innovative technological advances of our wireless technologies, achieve technical and commercial acceptance of our wireless technologies, and, in doing so, to create significant shareholder value. The compensation of our named executive officers, as defined in Item 402(a) of Regulation S-K (the “Executives”), is designed to reward the achievement of both quantitative and qualitative performance goals, which specifically relate to both our short- and long-term business objectives.

Comparative Benchmarking

In establishing our executive compensation policies, programs and awards, the compensation committee periodically reviews comparative peer group data for compensation benchmarking purposes.  The compensation committee currently utilizes two peer groups for this purpose.  The peer groups are reviewed by the compensation committee, generally annually, and adjusted as needed to maintain relevancy based on the business and financial metrics of the companies in the peer groups.

The first peer group is based on (i) companies generally in wireless communications or communications equipment industries with an emphasis on semiconductor providers in particular, (ii) companies that are similarly sized in terms of market capitalization values, and/or (iii) companies that are considered competitors of ours in either the labor or capital markets (the “Wireless Peer Group”). Market capitalization is considered the most relevant factor in selecting peers in the Wireless Peer Group, and we include companies with a market capitalization at the time of our analysis that is generally within a range of one-half to no more than three times our market capitalization. The Wireless Peer Group utilized for 2013 comparative benchmarking includes the following twelve companies:  Anadigics, Inc., Anaren, Inc., Applied Micro Circuits Corporation, CalAmp Corp., DSP Group, Inc., Emcore Corporation, Exar Corp., KVH Industries, Inc., MoSys, Inc., Oplink Communications, Inc., TranSwitch Corporation and Volterra Semiconductor Corporation.

The second peer group is based on companies with a primary business in the development and licensing of intellectual property, (the “Intellectual Property Peer Group”) and is utilized to more specifically address the intellectual property nature of our business and provide additional relevant comparative data.  The Intellectual Property Peer Group includes the following seven companies:  Acacia Research Corp., CEVA, Inc., Dolby Laboratories, Inc., Interdigital, Inc., Rambus, Inc., Tessera Technologies, Inc. and Virnetx Holding Corp.

Since our business objectives include a strong emphasis on intellectual property matters, the compensation committee considered combined data from both the Intellectual Property Peer Group and the Wireless Peer Group (the “Combined Peer Group”) to analyze Executive compensation during 2013.

Peer companies are selected without consideration of their executive compensation levels and/or practices. Although the compensation committee gives consideration to comparative peer data, it does not make changes to compensation levels based strictly on peer compensation. The compensation committee anticipates that it will continue to analyze data from more than one peer group in order to obtain a more comprehensive view of compensation practices.

Role of the Compensation Committee and Executive Officers in Setting Compensation

The compensation committee sets the chief executive officer’s compensation and the compensation for other executive officers after review of the recommendations of the chief executive officer, and makes recommendations to the Board with respect to the non-employee directors’ compensation.  The compensation committee also administers our ParkerVision Performance Bonus Plan, our 2011 Plan, our 2008 Equity Incentive Plan (Non-Named Executive) (the “2008 Plan”), and our 2000 Performance Equity Plan (the “2000 Plan”).  According to its charter, the compensation committee may delegate the authority to grant equity awards, within parameters defined by the compensation committee and subject to the rules of NASDAQ.  The compensation committee has retained, from time to time, a third-party compensation consultant to assist in the review of executive and board compensation programs.

The compensation committee makes all compensation decisions for all elements of compensation for the chief executive officer and other Executives and makes decisions regarding equity awards for all employees based on the recommendations of the chief executive officer. The compensation committee has engaged, from time to time, Frederic W. Cook & Co., Inc. (“Cook”), an independent compensation consulting firm, to assist in the determination of certain elements of the compensation programs. Cook reports directly to the compensation committee and does not provide any services to us beyond its advisory engagement to the compensation committee on executive and director compensation. Cook has a wide range of experience in consulting with technology companies on executive compensation practices and plan designs. In 2013, Cook was engaged directly by the compensation committee to provide advice to the compensation committee with respect to peer group composition and performance-based incentive compensation arrangements.  The compensation committee assessed the independence of Cook pursuant to SEC and NASDAQ rules and determined that no conflict of interest with respect to Cook existed.

To aid the compensation committee in making its compensation determinations, our chief executive officer evaluates the performance of the other Executives and makes recommendations regarding their compensation to the committee for its consideration and determination. In addition the chief executive officer, chief financial officer and human resource management personnel make recommendations to the committee with regard to overall pay strategy including program designs, annual incentive plan design, and long-term incentive plan design for all employees. Human resource management provides the compensation committee with market information and relevant data analysis as requested. Executives do not determine any element or component of their own pay package or total compensation amount.

Compensation Components

There are three primary components of our compensation plans: (1) base salaries, (2) annual performance incentives, and (3) long-term incentives. These components are the same for all of our employees, scaled according to the individual’s level of business responsibility. The mix of compensation components is determined on an individual basis for each of our Executives. In determining the amount of each component, as well as the allocation between these components, the compensation committee considers a number of objective and subjective factors including the level of business responsibilities of each Executive, competitive practices among comparable companies, external market factors, changes in the business, our financial position, and the nature of the behaviors the compensation committee intends to motivate. We do not target a specific weighting of these three components or use a prescribed formula to establish pay levels. The compensation committee’s philosophy is to balance compensation between long-term and short-term compensation and cash and equity compensation, as well as to take into account the nature of the business and the role and responsibilities of each Executive.

Each component of the compensation program and the manner in which the compensation committee determines each component is discussed in detail below. In addition to these components, we provide standard employee benefits that include health benefits, life insurance, and tax-qualified savings plans to all of our employees. The only special employee benefits or perquisites provided in 2013 for our Executives include the purchase of, or reimbursement for, supplemental life insurance policies for the benefit of the Executives and an automotive allowance for our chief executive officer. We do not have pension or other retirement benefits or any type of nonqualified deferred compensation programs for our Executives or other employees.

Base Pay – Base salaries and related benefits are designed to provide basic economic security for our Executives and are established initially through negotiation at the time the Executive is hired and/or promoted, taking into account the Executive’s qualifications, experience, competitive salary information and overall compensation arrangements. The compensation committee’s objective is to establish base salaries at a level consistent with competitive practices in a technological, innovative and fast-moving industry in order to help retain and recruit our highly skilled workforce without placing undue emphasis on fixed compensation. The compensation committee does not provide any formulaic merit base salary increases to our Executives, but rather focuses on incentive compensation arrangements to motivate and reward the overall performance of our company and the individual Executive’s performance. Base salary adjustments are generally made only to reflect changes to the Executive’s responsibilities or in response to meaningful changes in competitive market conditions.

The current base salaries for our Executives have remained unchanged since 2008. In evaluating competitive market conditions, the compensation committee analyzes benchmark data as compared to our peer groups annually. Based on the compensation committee’s analysis of the peer group data in 2013, base salaries for our Executives generally fall within six percent of the average base salary for the Combined Peer Group, with the exception of our Chief Executive Officer and our Chief Financial Officer whose salaries fell more than approximately 20% below the Combined Peer Group average.  Based on its review of relevant data and the Company’s financial performance, the compensation committee did not recommend adjustments to base salaries for any of our Executives in 2013 however the compensation committee considered base salaries in its determination of discretionary bonuses for 2013 as discussed below.

Annual Performance Incentives – Annual performance incentives are generally established for the purpose of linking a meaningful portion of the Executive’s pay to accomplishment of short-term objectives that are necessary for successful execution of our longer-term business plan. Short-term incentives are generally cash, but the compensation committee will, from time to time, substitute equity-based awards in lieu of cash at the discretion of the committee or, occasionally, at the election of the Executive. Due to our financial performance and overall general economic conditions, the compensation committee did not implement a formal annual performance incentive plan for 2013. Rather, the committee determined that it would discretionarily consider short-term incentives at the end of the year based on individual contributions.

For 2013, the compensation committee approved annual incentive awards for our Executives in recognition of significant individual efforts in support of corporate initiatives.  In particular, the compensation committee considered the significant efforts and time commitments of our Chief Executive Officer and Chief Technology Officer in supporting our patent infringement litigation in 2013.  In determining discretionary awards, the Committee also considered the base salaries of our Chief Executive Officer and Chief Financial Officer which fell well below the Combined Peer Group average base salary.

Based on his efforts and the relevant data, the compensation committee approved a cash incentive award in the amount of $390,000, or 120% of base salary, to our Chief Executive Officer, Jeffrey Parker.   At Mr. Parker’s election, the bonus was paid in shares of common stock with a grant date fair value of $390,000 based on the closing price of our common stock on the date of grant.  Mr. Parker received 100,000 shares of our common stock, of which 27,350 shares were withheld for payment of taxes.   The compensation committee awarded cash bonuses of $45,000, or 20% of base salary, to our Chief Financial Officer and $275,625, or 100% of base salary, to our Chief Technology Officer.   In addition, the compensation committee awarded a stock bonus valued at $10,725, or 4% of base salary to our Executive Vice President.  Mr. Stuckey received 2,500 shares of common stock, of which 684 shares were withheld for payment of taxes.

In July 2013, our shareholders approved a performance bonus plan designed to provide 162(m) compliant performance-based incentive awards to our employees (the “Performance Bonus Plan”).   The Performance Bonus Plan is designed to more directly link incentive compensation to corporate financial performance.  In 2014, the compensation committee established award programs for 2014, 2015 and 2016 under the Performance Bonus Plan whereby executives and other key employees will receive performance bonuses distributed from a bonus pool.  The bonus pool is calculated based on six percent of adjusted net cash flow, but only to the extent that a minimum adjusted cash flow threshold of $50 million for any annual performance period is met or exceeded.  Adjusted net cash flow is calculated from our audited financial statements based on the net increase in cash and cash equivalents excluding the effect of (i) cash used for the purchase of investments, (ii) cash proceeds from the sale or maturity of investments, and (iii) net cash provided by financing activities.   The performance bonus awards for our Executives will be calculated as a percentage of the overall bonus pool for any given performance period.   The compensation committee approved awards of up to 15% of the bonus pool to each of our chief executive officer and chief technology officer, an award of up to 7% of the bonus pool to our chief financial officer and an award of up to 6% of the bonus pool to our executive vice president.

The purpose of the awards under the Performance Bonus Plan is to reward executives and key employees for exceptional corporate performance.  For any award granted pursuant to the Performance Bonus Plan, the compensation committee may retain the discretion to reduce (but not increase) the amount otherwise payable to take into account the recommendation of the chief executive officer and such additional factors, if any, that the committee may deem relevant to the assessment of individual or corporate performance for the performance period.  The awards may be paid in cash, or, provided shares are available for issuance under a shareholder approved equity plan, and with the employee’s consent, the compensation committee may substitute equity awards for the cash value.  The compensation committee believes that substituting equity for cash awards provides a strong alignment between our Executives’ interests and shareholders’ interests and, accordingly, we are seeking approval for an increase in the number of shares authorized for issuance under the 2011 Plan as more fully described below in order to ensure adequate shares are available for use in connection with the Performance Bonus Plan.  The compensation committee may also continue to utilize discretionary cash and/or equity-based awards for short-term incentives outside of the Performance Bonus Plan.

Long-Term Incentives – Long term incentives are specifically designed to align employee and shareholder interests by rewarding performance that enhances shareholder value. Equity-based awards are used for long-term incentives in order to link employee’s compensation to the value of our common stock. Long-term equity-based incentive awards are made in the form of both stock options and RSUs. Stock options serve to closely align our stock price appreciation with Executive’s financial incentive while RSUs have an inherent value based on the market price of our common stock and help limit our Executives’ exposure to downside equity risk. Equity awards generally have a three-year vesting schedule in order to provide a financial incentive for continued employment. The compensation committee believes a blend of these equity instruments provides the greatest balance between aligning our Executives’ interests with shareholders and providing our Executives with the financial incentive to remain with us and continue to work toward the continued success of our company.

No long-term incentives were awarded to executives in 2013; however the compensation committee believes that long-term equity incentives are a critical element in the overall compensation plan for all employees and anticipates continuing to use both stock options and RSU awards in the future to align executive and employee interests with our longer term goals.  Accordingly, we are seeking approval for an increase in the number of shares authorized for issuance under the 2011 Plan, as more fully described below.

Results of Shareholder Advisory Votes

At our 2013 annual shareholders’ meeting, a substantial majority of our shareholders (approximately 65% of shares outstanding and 93% of votes cast) approved the compensation of our Executives.  The compensation committee was mindful of the strong support of our shareholders in this “say-on-pay” vote in its evaluation of our compensation practices.  As a result, the compensation committee retained its general approach to executive compensation in 2013.

With respect to the frequency of shareholder votes on executive compensation (“say-on-frequency vote”), at our 2013 annual shareholders’ meeting, our shareholders cast the highest number of votes (approximately 52% of the votes cast) in favor of a biennial advisory “say-on-pay” vote, as compared to every one or three years.  In light of this result and other factors considered, our Board determined that we will hold a biennial non-binding advisory “say-on-pay” vote with the next vote to be conducted at our 2015 annual meeting of shareholders.   In addition, we currently expect our next advisory “say-on-frequency vote” to be held at our 2019 annual meeting of shareholders.

Equity Grant Practices

Employee and director grants are made on the 15th day of the month following the date on which all terms of the grant are approved by the compensation committee or its delegate. In the case of grants made in connection with new hires, grants are made on the 15th day of the month following the new employee’s hire date. Stock options are granted with an exercise price equal to the closing market value of our common stock on the grant date. Options are never granted with exercise prices below market value on the grant date. In addition, we have a policy prohibiting repricing or replacement of any outstanding awards without shareholder approval.

Stock options generally expire seven years from the date of grant, subject to earlier termination in the event of termination of employment, under certain circumstances. Equity awards also generally provide for accelerated vesting in the event of certain change in control events. For details, see “Potential Payments Upon Termination or Change in Control” below.

Executive and Director Stock Ownership Requirements

Although all of our Executives and directors own stock, we currently do not have a policy with regard to minimum stock ownership for our Executives or non-employee directors.

Federal Income Tax Consequences

We consider the potential tax impact of our compensation programs in our compensation planning. The material federal income tax consequences of our compensation programs, based on the current provisions of the Code include the following:

Section 162(m) of the Code limits the deductibility from U.S. taxable income of certain types of compensation in excess of $1,000,000 paid by us to certain of our Executives. This limitation may apply to the realized value of awards made under our equity award plans. Compensation that is determined to be “performance-based” under the Code is not subject to this deduction limit. For 2013, we did not pay compensation in excess of $1,000,000 to any Executive and therefore we did not incur a deduction limitation under Section 162(m) of the Code.  In addition, in July 2013, our shareholders approved a Performance Bonus Plan which is intended to provide performance-based incentive awards that are Section 162(m) compliant and therefore not subject to the deduction limit.

Code Section 409A generally governs the form and timing of nonqualified deferred compensation payments and imposes sanctions on participants in nonqualified deferred compensation plans that fail to comply with Section 409A rules. Our compensation arrangements with our Executives, as discussed more fully below, are intended to be compliant with Section 409A.

In the event of a change in control, our Executives are entitled to certain severance payments as more fully discussed under “Potential Payments upon Termination or Change in Control” below. To the extent those payments exceed three times the Executive’s five-year average W-2 income, they may be deemed “excess parachute payments,” subject to a 20 percent excise tax, and nondeductible. Certain payments, such as reasonable compensation for non-compete agreements, may be excluded from the excess parachute payment calculation. We do not provide gross-ups of excise or other taxes in the event such taxes are triggered by a change in control.

Employment and Other Agreements

In June 2012, we entered into Executive Employment Agreements (“Agreements”) with each of our Executives upon the expiration of our prior employment agreements with them. The Agreements have an initial term that expires on May 31, 2015 and a provision for automatic annual renewal thereafter.

The Agreements provide each executive with a base salary commensurate with his or her position in the organization, a potential annual achievement bonus based on performance as determined by the compensation committee, and long-term equity incentive awards at the discretion of the committee. In addition, the Agreement for our chief executive officer provides for an annual automobile allowance and payment of personal life insurance policy premiums up to a maximum benefit payment of $150,000 annually for the initial three-year term of the Agreement.

The Agreements contain provisions for the protection of our intellectual property and for severance benefits and non-compete restrictions in the event of termination of the Executive’s employment. Severance benefits are payable to the Executives under the terms of the Agreements in the event the Executive’s employment is terminated without cause, due to a change in control event, or for “Good Reason” as defined in the Agreements. The severance package to be paid under the Agreements includes continuation of base salary for a one-year period following the termination date, continuation of group health benefits pursuant to The Consolidated Omnibus Budget Reconciliation Act (COBRA), and payment of any annual achievement bonus on a prorated basis. Such severance benefits are designed to alleviate the financial impact of an involuntary termination through salary, bonus and health benefit continuation. The compensation committee believes that reasonable severance benefits for our Executives are important because it may be difficult for those Executives to find comparable employment within a short period of time following certain qualifying termination events.

In the case of termination due to a change in control, or within two years following a change in control, the Executive is entitled to 150% to 300% of his or her base salary plus an amount equal to the greater of the prior year’s annual bonus or the average of the three prior year’s annual bonus amount. In addition, the Executive’s equity-incentive awards are subject to accelerated vesting in a change in control transaction. The compensation committee believes these benefits reinforce and encourage the continued attention and dedication of our Executives to their responsibilities without personal distraction or conflict of interest in circumstances which could arise from a change in control event. The compensation committee believes the interests of our shareholders will be best served if our Executives’ interests are aligned with them and providing change in control benefits can eliminate, or substantially reduce, the reluctance of our Executives to pursue potential change in control transactions that may be in the best interests of our shareholders. Amounts to be paid to each Executive for various termination events are included in the tables under “Potential Payments upon Termination or Change in Control” below.

The non-compete provisions of  the Agreements impose restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from our customers. We also have non-compete arrangements in place with all of our other employees that are similar to the non-compete restrictions for our Executives. The non-compete provision of the Agreements remain in effect for up to three years following the Executive’s termination, provided that we compensate the Executive the equivalent of his or her base salary on a monthly basis over the restriction period (“Non-Compete Compensation”). In the event of termination due to a change in control, the Executive’s severance pay in excess of twelve months’ base salary is applied as a credit toward the Non-Compete Compensation. Furthermore, in the event the Executive is terminated for cause or resigns without “Good Reason” as defined in the Agreements, all gains realized by the Executive from the sale of equity awards during the twelve months preceding termination, as well as the value at the date of termination of all vested and outstanding equity awards, will be credited towards the Non-Compete Compensation.

The Agreements also provide that the Executives will comply with any law, SEC rule, or listing standard for the exchange on which our shares are listed that require us to recover from the Executive any portion of incentive-based compensation received from us.

Summary Compensation Table

The following table summarizes the total compensation of each of our Executives for the fiscal years ended December 31, 2013, 2012, and 2011. Given the complexity of disclosure requirements concerning executive compensation, and in particular with respect to the standards of financial accounting and reporting related to equity compensation, there is a difference between the compensation that is reported in this table versus that which is actually paid to and received by the Executives. The amounts in the Summary Compensation Table that reflect the full grant date fair value of an equity award, do not necessarily correspond to the actual value that has been realized or will be realized in the future with respect to these awards.

(a)	(b)	(c)	(d)		(e)		(f)	(g)	(h)		(i)
Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards1 ($)		Option Awards 2 ($)	Non-equity Incentive Plan Com-pensation ($)	All Other ($)		Total ($)
Jeffrey Parker, Chief Executive Officer and Chairman of the Board	2013	$325,000	$390,000	3	$0		$0	$0	$174,000	4	$889,000
	2012	325,000	90,000		849,000		1,315,976	0	177,690		2,757,666
	2011	325,000	0		0		671,756	0	27,690		1,024,446
Cynthia Poehlman, Chief Financial Officer and Corporate Secretary	2013	225,000	45,000		0		0	0	750	5	270,750
	2012	225,000	22,500		212,250		274,162	0	750		734,662
	2011	225,000	8,500		0		167,939	0	750		402,189
David Sorrells, Chief Technology Officer	2013	275,625	275,625		0		0	0	2,100	5	553,350
	2012	275,625	75,000		566,000		657,988	0	2,100		1,576,713
	2011	275,625	10,000		0		335,878	0	2,100		623,603
John Stuckey, Executive Vice President, Corporate Strategy and Business Development	2013	250,000	0		10,725	6	0	0	1,263	5	261,988
	2012	250,000	25,000		212,250		274,162	0	1,263		762,675
	2011	250,000	7,500		0		167,939	0	1,263		426,702

1
The amounts reported in column (e) represent the full grant date fair value of stock awards in accordance with ASC 718, net of estimated forfeitures. Refer to Note 8 of the financial statements included in Item 8 of our Annual Report for the assumptions made in the valuation of stock awards.

2
The amounts reported in column (f) represent the full grant date fair value of options awards in accordance with ASC 718, net of estimated forfeitures. Refer to Note 8 of the financial statements included in Item 8 of our Annual Report for the assumptions made in the valuation of stock awards.

3
Mr. Parker was awarded a 2013 discretionary bonus of $390,000 which Mr. Parker elected to receive in equity rather than cash.  He was awarded 100,000 shares of our common stock valued at $390,000, of which 27,350 shares with a value of $106,665 were withheld for taxes.  The net value of the shares received by Mr. Parker was $283,335 based on the closing market price of our common stock on the grant date.  See Grants of Plan-Based Awards table below.

4	This amount includes an automobile allowance in the amount of $24,000 and reimbursement for personal life insurance premiums paid by Mr. Parker, adjusted for taxes, in the amount of $150,000.
5	Amounts represent the dollar value of premiums paid by us in 2013 for life insurance for the benefit of the executive.
6
 Mr. Stuckey received a stock award of 2,500 shares of our common stock valued at $10,725, of which 684 shares with a value of $2,933 were withheld for taxes.  The net value of the shares received by Mr. Stuckey was $7,792 based on the closing market price of our common stock on the grant date.  See Grants of Plan-Based Awards table below.

Grants of Plan-Based Awards

The following table summarizes information concerning each grant of an award made in our fiscal year ending December 31, 2013 to each of our Executives:

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units Options (#)		All Other Option Awards: Number of Securities Underlying Options 2 (#)	Exercise or base price of option awards per share ($)	Grant Date Fair Value of Stock and Option Awards ($)
Jeffrey Parker	11/21/2013	100,000	1			$390,000	1
John Stuckey	12/4/2013	2,500	2			10,725	2

1
Amounts represent the gross shares issued and grant date fair value before withholding of 27,350 shares with a grant-date fair value of $106,665 for payment of taxes.  See column (d) and footnote (3) of the Summary Compensation Table above.

2
Amounts represent the gross shares issued and grant date fair value before withholding of 684 shares with a grant-date fair value of $2,933 for payment of taxes.  See column (e) and footnote (6) of the Summary Compensation Table above.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes information concerning the outstanding equity awards, including unexercised options, unvested stock and equity incentive awards, as of December 31, 2013 for each of our Executives:

Name	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option Exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested 1 ($)
(a)	(b)	(c)		(d)	(e)	(f)		(g)
Jeffrey Parker	37,500			$9.89	2/15/14			$
	37,500			10.82	5/15/14
	37,500			12.30	8/15/14
	37,500			10.36	11/15/14
	666,640	333,360	2.89		10/15/18
	375,000	225,000	3	2.83	7/16/19
						300,000	4	$1,365,000
Cynthia Poehlman	8,750			9.89	2/15/14
	8,750			10.82	5/15/14
	150,000			5.70	6/25/14
	8,750			12.30	8/15/14
	8,750			10.36	11/15/14
	166,660	83,340	2	0.89	10/15/18
	78,125	46,875	3	2.83	7/16/19
						75,000	4	$341,250
David Sorrells	308,320	166,680	2	0.89	10/15/18
	187,500	112,500	3	2.83	7/6/19
						200,000	4	$910,000
John Stuckey	4,375			9.89	2/15/14
	4,375			10.82	5/15/14
	53,937			4.67	7/8/14
	4,375			12.30	8/15/14
	4,375			10.36	11/15/14
	158,160	83,340	2	0.89	10/15/18
	78,125	46,875	3	2.83	7/16/19
						75,000	4	$341,250

1	The market value of shares or units reported in column (g) is computed based on the December 31, 2013 closing price of our coming stock of $4.55.
2	Option vests in twelve equal quarterly increments beginning January 15, 2012 and ending October 15, 2014.
3	Option vests in eight equal quarterly increments beginning on October 15, 2012 and ending July 15, 2014.
4	These units represent unvested RSUs that vest in their entirety on July 15, 2015.

Option Exercises and Stock Vested

The following table summarizes the option exercises and vesting of stock awards for the fiscal year ended December 31, 2013 for each of our Executives who served as an executive officer during all or a portion of 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Jeffrey Parker	0	$0	100,000	1	$390,000
Cynthia Poehlman	0	0	0		0
David Sorrells	25,000	124,000	0		0
John Stuckey	8,500	27,160	2,500	1	10,725

1	Refer to footnotes 3 and 6 of the Summary Compensation Table above.

Potential Payments upon Termination or Change in Control

The Agreement with each of our Executives provide for payments upon termination for various events including, with or without cause termination by us, termination due to death or disability of the Executive, termination due to a change in control event and termination by the Executive for “Good Reason” as defined in the Agreements. Upon the termination of an Executive, we may enforce non-compete provisions over a restriction period not to exceed three years provided that we compensate the Executive at his or her ending base salary for the designated restriction period. Certain severance payments and other amounts may be applied as credits toward our Non-Compete Compensation obligation. Refer to the section entitled “Executive Officer Compensation – Compensation Discussion and Analysis – Employment and Other Agreements” for a discussion of the material terms of these agreements. In addition, under the terms of the Executive’s equity award agreements, certain termination events may give rise to accelerated vesting of unvested equity awards as more fully discussed below.

Under the terms of the Agreements, payments upon termination are generally paid over time in accordance with normal payroll practices.

Payments Made Upon Termination – When an Executive’s employment is terminated for any reason, other than for cause, he or she is entitled to receive his or her base salary through the date of termination and any earned but unused vacation pay. When an Executive’s employment is terminated for cause, he or she is only entitled to his or her base salary through the date of termination. Furthermore, in the event an Executive’s employment is terminated for cause or an Executive resigns without “Good Reason”, all gains realized from the Executive’s sale of our common shares from vested RSUs or stock options during the twelve months immediately preceding the termination date shall be credited towards Non-Compete Compensation. In addition, the total value of equity instruments provided to the Executive during the entire term of his or her employment with us that are vested and outstanding at the termination date shall be credited towards the Non-Compete Compensation. The value of outstanding equity awards shall be determined using the closing market price of our common stock on the termination date.

Payments Made Upon Termination Due to a Change in Control – In the event an Executive’s employment is terminated without cause or an Executive resigns with “Good Reason” within two years of a change in control event, in addition to the benefits listed under “Payments Made Upon Termination” above, he or she is entitled to receive a multiple of his or her base salary, an amount in lieu of annual bonus or incentive compensation, continuation of group health benefits and acceleration of certain unvested and outstanding equity awards. The base salary multiple varies by individual and ranges from 150% to 300%. The amount in lieu of annual bonus or incentive compensation is determined based on the greater of the bonus or annual incentive compensation earned in the year prior to the change in control, the average of the prior three year’s bonus or annual incentive compensation, or a prorated amount of the current year’s bonus or annual incentive compensation. The severance pay in excess of twelve months’ base salary is applied as a credit toward the Non-Compete Compensation.

In accordance with the terms of the Executive’s individual equity agreements, the Executive would also be eligible for accelerated vesting of certain equity awards in the event of a change in control. Any unvested stock options or unvested time-based RSUs will automatically vest upon a change in control. If the change in control occurrence is approved by our board of directors, the board may, at its option, accelerate the vesting of any unvested time-based RSUs and repurchase them for a cash value as defined in the equity plan.

Payments Made Upon Termination Without Cause – In the event an Executive’s employment is terminated without cause and the Executive executes a release agreement with us, he or she is entitled to a severance package. The severance package includes continuation of base salary for a one year period following the termination date, continuation of group health benefits and payment of any annual achievement bonus on a prorated basis. In the event an Executive resigns for “Good Reason” as defined in the Agreement and executes a release agreement with us, he or she is entitled to the same severance benefits as if he or she was terminated without cause. Good Reason is defined in the Agreement as a material diminution in the Executive’s authority, duties or responsibilities, a material diminution in the Executive’s base compensation and benefits, except for reductions applicable to all Executives, a material relocation of the Executive’s primary office or a material breach of the Agreement by us.

Payments Made Upon Termination Due to Disability – In the event an Executive’s employment is terminated within six months of becoming disabled, as defined in the Agreement, he or she will be entitled to the benefits listed under “Payments Made upon Termination” and the severance package listed under “Payments Made upon Termination without Cause” above. If, however, the Executive’s employment is terminated after six months of becoming disabled, he or she becomes eligible for payments under a company-paid long-term disability plan with a third-party carrier in which case, the severance package is limited to the continuation of health benefits. In addition, if an Executive’s employment is terminated due to disability, he or she receives an automatic acceleration of fifty percent of any unvested options or RSUs in accordance with the terms of the individual equity agreements.

Payments Made Upon Death – Upon the death of an Executive, the Executive’s beneficiaries shall receive the proceeds from company-paid life insurance policies purchased for the benefit of the Executive. In addition, the Executive’s beneficiaries shall receive an acceleration of fifty percent of any unvested options or RSUs in accordance with the terms of the individual equity agreements.

The following tables reflect the estimated amount of compensation due to each of our Executives in the event of termination of their employment. Actual amounts to be paid out could only be determined at the time of an Executive’s actual separation. For purposes of this disclosure, we assume the triggering event for termination occurred on December 31, 2013. The intrinsic value of equity awards upon termination is calculated based on the December 31, 2013 closing price of our common stock of $4.55.

Jeffrey Parker, Chairman and Chief Executive Officer

Benefit and Payments Upon Separation	Change in Control (Not Board Approved)		Change in Control (Board Approved)		Without Cause or for “Good Reason”		Disability		Death
Salary	$975,000	1	$975,000	1	$325,000		$325,000	2	$0
Short-term Incentive Compensation	390,000	3	390,000	3	0	4	0	2,4	0
Long-term Equity Compensation:
Stock Options	1,607,098		0		0		803,549		803,549
RSUs (Time-Based)	1,365,000		0		0		682,500		682,500
Benefits & Perquisites
Health Benefits	33,174		33,174		33,174		33,174		0
Life Insurance Proceeds	0		0		0		0		0
Accrued Vacation Pay	12,500		12,500		12,500		12,500		12,500
Total	$4,382,772		$1,410,674		$370,674		$1,856,723		$1,498,549

1	Under the Agreement, Mr. Parker is entitled to three times his regular annual base salary.
2
Assumes termination occurs within first six months of Executive becoming disabled. Following a six month period, Executive is not entitled to salary continuation or short-term incentive compensation payments.

3
Under the Agreement, Executive is entitled the greater of (i) an amount equal to his bonus or annual incentive compensation earned in the year prior to the change in control, (ii) the average of bonus and annual incentive compensation for the three full fiscal years prior to the change in control, or (iii) a prorated amount of the current year’s bonus or annual incentive compensation.

4
Short-term incentive compensation is based on the established incentive target for the year of termination. As no targets were established for 2013, Executive is not entitled to short-term incentive payment under this scenario.

Cynthia Poehlman, Chief Financial Officer and Corporate Secretary

Benefit and Payments Upon Separation	Change in Control (Not Board Approved)		Change in Control (Board Approved)		Without Cause or for “Good Reason”		Disability		Death
Salary	$450,000	1	$450,000	1	$225,000		$225,000	2	$0
Short-term Incentive Compensation	45,000	3	45,000	3	0	4	0	2,4	0
Long-term Equity Compensation:
Stock Options	385,649		0		0		192,825		192,825
RSUs (Time-Based)	341,250		0		0		170,625		170,625
Benefits & Perquisites
Health Benefits	25,652		25,652		25,652		25,652		0
Life Insurance Proceeds	0		0		0		0		1,000,000	5
Accrued Vacation Pay	8,654		8,654		8,654		8,654		8,654
Total	$1,256,205		$529,306		$259,306		$622,756		$1,372,104

1	Under the Agreement, Ms. Poehlman is entitled to two times her regular annual base salary.
2
Assumes termination occurs within first six months of Executive becoming disabled. Following a six-month period, Executive is not entitled to salary continuation or short-term incentive compensation payments.

3
Under the Agreement, Executive is entitled the greater of (i) an amount equal to her bonus or annual incentive compensation earned in the year prior to the change in control, (ii) the average of bonus and annual incentive compensation for the three full fiscal years prior to the change in control, or (iii) a prorated amount of the current year’s bonus or annual incentive compensation.

4
Short-term incentive compensation is based on the established incentive target for the year of termination. As no targets were established for 2013, Executive is not entitled to short-term incentive payment under this scenario.

5	Represents proceeds payable by a third-party insurance carrier on a company-paid life insurance policy for the benefit of the Executive.

David Sorrells, Chief Technology Officer

Benefit and Payments Upon Separation	Change in Control (Not Board Approved)		Change in Control (Board Approved)		Without Cause or for “Good Reason”		Disability		Death
Salary	$826,875	1	$826,875	1	$275,625		$275,625	2	$0
Short-term Incentive Compensation	275,625	3	275,625	3	0	4	0	2,4	0
Long-term Equity Compensation:
Stock Options	803,549		0		0		401,775		401,775
RSUs (Time-Based)	910,000		0		0		455,000		455,000
Benefits & Perquisites
Health Benefits	33,174		33,174		33,174		33,174		0
Life Insurance Proceeds	0		0		0		0		1,000,000	5
Accrued Vacation Pay	25,326		25,326		25,326		25,326		25,326
Total	$2,874,549		$1,161,000		$334,125		$1,190,900		$1,882,101

1	Under the Agreement, Mr. Sorrells is entitled to three times his regular annual base salary.
2
Assumes termination occurs within first six months of Executive becoming disabled. Following a six month period, Executive is not entitled to salary continuation or short-term incentive compensation payments.

3
Under the Agreement, Executive is entitled the greater of (i) an amount equal to his bonus or annual incentive compensation earned in the year prior to the change in control, (ii) the average of bonus and annual incentive compensation for the three full fiscal years prior to the change in control, or (iii) a prorated amount of the current year’s bonus or annual incentive compensation.

4
Short-term incentive compensation is based on the established incentive target for the year of termination. As no targets were established for 2013, Executive is not entitled to short-term incentive payment under this scenario.

5	Represents proceeds payable by a third-party insurance carrier on a company-paid life insurance policy for the benefit of the Executive.

John Stuckey, Executive Vice President of Corporate Strategy and Business Development

Benefit and Payments Upon Separation	Change in Control (Not Board Approved)		Change in Control (Board Approved)		Without Cause or for “Good Reason”		Disability		Death
Salary	$375,000	1	$375,000	1	$250,000		$250,000	2	$0
Short-term Incentive Compensation	14,408	3	14,408	3	0	4	0	2.4	0
Long-term Equity Compensation:
Stock Options	385,649		0		0		192,825		192,825
RSUs (Time-Based)	341,250		0		0		170,625		170,625
Benefits & Perquisites
Health Benefits	10,345		10,345		10,345		10,345		0
Life Insurance Proceeds	0		0		0		0		1,250,000	5
Accrued Vacation Pay	6,245		6,245		6,245		6,245		6,245
Total	$1,132,897		$405,998		$266,590		$630,040		$1,619,695

1	Under the Agreement, Mr. Stuckey is entitled to one and one half times his regular annual base salary.
2
Assumes termination occurs within first six months of Executive becoming disabled. Following a six month period, Executive is not entitled to salary continuation or short-term incentive compensation payments.

3
Under the Agreement, Executive is entitled the greater of (i) an amount equal to his bonus or annual incentive compensation earned in the year prior to the change in control, (ii) the average of bonus and annual incentive compensation for the three full fiscal years prior to the change in control, or (iii) a prorated amount of the current year’s bonus or annual incentive compensation.

4
Short-term incentive compensation is based on the established incentive target for the year of termination. As no targets were established for 2013, Executive is not entitled to short-term incentive payment under this scenario.

5	Represents proceeds payable by a third-party insurance carrier on a company-paid life insurance policy for the benefit of the Executive.

Compensation Policies and Practices and Risk Management

We have assessed our compensation policies and programs for all employees and we do not believe such programs create risks that are reasonably likely to have a material adverse effect on us. Certain attributes of our compensation practices and policies that help to reduce the likelihood of excessive risk taking include:

•	Our compensation programs provide a balanced mix of cash and equity components as well as short and long-term components.
•	The determination of Executive and other employee incentive awards is discretionary and is based on a review of a variety of quantitative and qualitative components.

•
A significant portion of each of our employee’s compensation is in the form of long-term equity awards that generally vest over a three-year period and help align employees’ interests with those of our shareholders.

Compensation Committee Report

The compensation committee of the board of directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management. Based on such review and discussion, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included as part of this proxy statement.

Submitted by the Compensation Committee:
Papken der Torossian (Chair)
John Metcalf
Nam Suh

PROPOSAL 2:  AMENDMENTS TO THE PARKERVISION 2011 LONG-TERM INCENTIVE EQUITY PLAN

At the Annual Meeting, our shareholders will be asked to approve the following amendments to our 2011 Plan, which were adopted by our Board, subject to shareholder approval, on April 28, 2014:

Increase in Subject Shares. The amendments will increase the aggregate number of shares authorized for issuance under the 2011 Plan by 7,000,000 shares, from 5,000,000 shares to 12,000,000 shares. As of March 31, 2014, there were 7,000 shares available under the 2011 Plan for future grants. If the amendments to the 2011 Plan are approved, there will be 7,007,000 shares available for future grants.

Limitation on Exchange of Outstanding Awards. The amendments will clarify that outstanding awards may not be exchanged for cash or other property having a value greater than the excess, if any, of the fair market value of the shares underlying the award over the aggregate exercise price of the award.

We have two other equity compensation plans, our 2008 Plan and our 2000 Plan. The 2008 Plan may not be used for awards to our Executives.  Regardless of whether shareholders approve the amendments to the 2011 Plan, we will continue to make awards under the 2008 Plan.  There were an aggregate of 500,000 shares authorized for issuance under our 2008 Plan and as of March 31, 2014, there were 8,315 shares available for future grant under the 2008 Plan.

There is an aggregate of 5,000,000 shares authorized for issuance under our 2000 Plan, and as of March 31, 2014, there were 741,384 shares available for future grant under the 2000 Plan.   If our shareholders approve the amendments to the 2011 Plan, the 2000 Plan will be amended so that no further awards may be made under it.

We make equity grants in connection with new hires and promotions and in connection with our annual employee reviews.  Our employees are valuable assets.  Offering a broad-based equity compensation program is vital to attract and retain the most highly skilled people in our industry.  We believe that employees who have a stake in the future success of our business become highly motivated to achieve our long-term business goals.  The 2011 Plan is designed to assist in recruiting, motivating and retaining talented employees who help us achieve our business goals.  Our Board believes the amendments will further these objectives by allowing us to continue to grant awards under the 2011 Plan.

In 2013, our shareholders approved a Performance Bonus Plan for purposes of providing performance-based compensation awards to eligible employees. Awards made under the Performance Bonus Plan for 2014 and subsequent years provide that the compensation committee, at the employee’s request or with the employee’s consent, may issue stock based awards in lieu of cash payments provided that shares of common stock are available under a shareholder approved equity plan. Our Board believes the amendments will provide the compensation committee the opportunity to substitute stock based awards for cash awards under the Performance Bonus Plan as well as continue to provide appropriate long-term incentive awards to Executives and other key employees.

Our Board elected to cease using the 2000 Plan in favor of the 2011 Plan, because the 2000 Plan lacks certain features designed to protect the interests of our shareholders, including a limitation on the “recycling” of shares that are surrendered in payment of the exercise price of an award or to satisfy the grantee’s tax withholding obligations. The amendments to the 2000 Plan, which will become effective upon shareholder approval of the amendments to the 2011 Plan, will make it so that no further awards may be issued under the 2000 Plan by (i) reducing the number of shares authorized for issuance under the plan from 5,000,000 to that number which equals the number of shares previously issued under the plan plus the number of shares subject to currently outstanding awards under the plan at the effective date of the amendment, and (ii) providing that shares subject to outstanding awards will not become available for reissuance under the plan under any circumstances, including in the event of the cancellation, forfeiture or other termination of any such award.

We believe the 2011 Plan contains provisions consistent with current best practices and that the amendment to the 2011 Plan is essential to our continued growth and therefore in the best interest of our shareholders.  The amendments to our 2011 Plan have been approved by our Board and will take effect upon approval by the shareholders at the Annual Meeting.

Key Equity Metrics

In evaluating the amendment to the 2011 Plan, our Board considered a number of factors including share usage, burn rates, overhang, and information provided by proxy advisory firms.

In the past three years, we have used an average of 2,347,000 shares during the course of each year from shareholder approved equity plans. In addition, we have used an average of 420,000 shares during the course of each of the past three years for awards to consultants outside of shareholder approved equity plans, the majority of which were performance based awards.  Including shares awarded both under and outside of our equity plans, our one-year and three-year average burn rates, which we define as the number of shares awarded in a fiscal year divided by the weighted average common shares outstanding for that fiscal year, were approximately 1.8% and 4.2%, respectively.  The calculated burn rates reflect a multiplier of 1.5 to 1 for our RSU awards, which is based on the volatility of the price of our common stock on the NASDAQ Capital Market, as determined by a proxy advisory firm.  Our three-year average adjusted burn rate of 4.2% is lower than the median burn rate of 5.49% for Russell 3000 companies in our industry classification, as published by a proxy advisory firm for 2014.

As of March 31, 2014, we have 6,673,704 shares subject to outstanding stock options with a weighted average exercise price of $2.78 per share and weighted average remaining contractual term of 4.2 years and 1,780,301 shares subject to outstanding full-value awards (i.e. RSUs), 750,000 of which are subject to performance conditions.  At March 31, 2014, we have an aggregate of 756,699 shares available for future grant under all active equity plans which include 741,384 shares available for future grant under the 2000 Plan.  Subject to approval of the amendments to the 2011 Plan by our shareholders, we will have an aggregate of 7,015,315 shares available for future grant under all active equity plans.  Based on our historical and forecasted future grant practices, we anticipate that the requested share increase will be sufficient to help us achieve our goals of recruiting, motivating and retaining talented personnel for the next three years, although a change in business conditions or our strategy could alter this projection.

Summary of the 2011 Plan

The following is a summary of the principal features of the 2011 Plan, including a description of the amendments to the 2011 Plan if shareholders approve Proposal 2.  The summary is qualified in its entirety by reference to the 2011 Plan itself set forth in Appendix A.

Background.  The purpose of the 2011 Plan is to enable us to offer our employees, officers, directors and consultants whose past, present and/or potential contributions to us have been, are, or will be important to our success, an opportunity to acquire a proprietary interest in us. The various types of incentive awards that may be provided under the plan are intended to enable us to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of our business.

All employees, officers, directors and consultants of ours will be eligible to be granted awards under the 2011 Plan. An incentive stock option may be granted under the plan only to a person who, at the time of the grant, is an employee of ours.  All awards will be subject to the recommendations of a committee designated by our board of directors and approval by such committee.

Administration.  The 2011 Plan is administered by a committee of our board of directors comprised of at least two directors, all of whom are “outside directors,” as defined in the regulations issued under Section 162(m) of the IRC, and “non-employee” directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended.  Subject to the provisions of the plan, the committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of awards to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.

Stock Subject to the Plan.  Assuming our shareholders approve this Proposal 2, the board of directors has reserved 12,000,000 shares of our common stock for issuance under the 2011 Plan.  Shares of stock subject to other awards that are forfeited or terminated will be available for future award grants under the 2011 Plan. If a holder pays the exercise price of a stock option by surrendering any previously owned shares of common stock or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the stock option exercise, the shares surrendered by the holder or withheld by the company will not be available for future award grants under the plan.

Under the plan, in the event of a change in the number of shares of our common stock as a result of a dividend on shares of common stock payable in shares of common stock, common stock forward split or reverse split or other extraordinary or unusual event that results in a change in the shares of common stock as a whole, the committee shall determine whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the plan or the aggregate number of shares reserved for issuance under the plan.

Eligibility.  We may grant awards under the 2011 Plan to employees, officers, directors, and consultants who are deemed to have rendered, or to be able to render, significant services to us and who are deemed to have contributed, or to have the potential to contribute, to our success.

Types of Awards.

Options. The 2011 Plan provides both for “incentive” stock options as defined in Section 422 of the IRC, and for options not qualifying as incentive options, both of which may be granted with any other stock based award under the plan. The committee determines the exercise price per share of common stock purchasable under an incentive or non-qualified stock option, which may not be less than 100% of the fair market value on the day of the grant or, if greater, the par value of a share of common stock. However, the exercise price of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of our stock may not be less than 110% of the fair market value on the date of grant. The aggregate fair market value of all shares of common stock with respect to which incentive stock options are exercisable by a participant for the first time during any calendar year (under all of our plans), measured at the date of the grant, may not exceed $100,000.

An incentive stock option may only be granted within a ten-year period commencing with shareholder approval of the 2011 Plan and may only be exercised within ten years from the date of the grant, or within five years in the case of an incentive stock option granted to a person who, at the time of the grant, owns common stock possessing more than 10% of the total combined voting power of all classes of our stock.

Subject to any limitations or conditions the committee may impose, stock options may be exercised, in whole or in part, at any time during the term of the stock option by giving written notice of exercise to us specifying the number of shares of common stock to be purchased. The notice must be accompanied by payment in full of the purchase price, either in cash or, if provided in the agreement, in our securities or in combination of the two.

Generally, stock options granted under the plan may not be transferred other than by will or by the laws of descent and distribution and all stock options are exercisable, during the holder’s lifetime, only by the holder, or in the event of legal incapacity or incompetency, the holder’s guardian or legal representative. However, a holder, with the approval of the committee, may transfer a non-qualified stock option by gift to a family member of the holder, by domestic relations order to a family member of the holder or by transfer to an entity in which more than 50% of the voting interests are owned by family members of the holder or the holder, in exchange for an interest in that entity.

Generally, if the holder is an employee, no stock options granted under the plan may be exercised by the holder unless he or she is employed by us or a subsidiary of ours at the time of the exercise and has been so employed continuously from the time the stock options were granted. However, in the event the holder’s employment is terminated due to disability or normal retirement, the holder may still exercise his or her vested stock options for a period of 12 months, or such other greater or lesser period as the committee may determine, from the date of termination or until the expiration of the stated term of the stock option, whichever period is shorter.  Similarly, should a holder die while employed by us or a subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent holder’s vested stock options for a period of 12 months from the date of his or her death, or such other greater or lesser period as the board or committee may determine, or until the expiration of the stated term of the stock option, whichever period is shorter.  If the holder’s employment is terminated for any reason other than death, disability or normal retirement, the stock option will automatically terminate, except that if the holder’s employment is terminated by us without cause, then the portion of any stock option that is vested on the date of termination may be exercised for the lesser of three months after termination of employment, or such other greater or lesser period as the committee may determine but not beyond the balance of the stock option’s term.

Stock Appreciation Rights. Under the 2011 Plan, we may grant stock appreciation rights to participants who have been, or are being, granted stock options under the plan as a means of allowing the participants to exercise their stock options without the need to pay the exercise price in cash, or we may grant them alone and unrelated to an option. In conjunction with non-qualified stock options, stock appreciation rights may be granted either at or after the time of the grant of the non-qualified stock options. In conjunction with incentive stock options, stock appreciation rights may be granted only at the time of the grant of the incentive stock options. A stock appreciation right entitles the holder to receive a number of shares of common stock having a fair market value equal to the excess fair market value of one share of common stock over the exercise price of the related stock option, multiplied by the number of shares subject to the stock appreciation rights. The granting of a stock appreciation right in tandem with a stock option will not affect the number of shares of common stock available for awards under the plan. In such event, the number of shares available for awards under the plan will, however, be reduced by the number of shares of common stock acquirable upon exercise of the stock option to which the stock appreciation right relates.

Restricted Stock. Under the 2011 Plan, we may award shares of restricted stock either alone or in addition to other awards granted under the plan. The committee determines the persons to whom grants of restricted stock are made, the number of shares to be awarded, the price (if any) to be paid for the restricted stock by the person receiving the stock from us, the time or times within which awards of restricted stock may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the restricted stock awards.

The 2011 plan requires that all shares of restricted stock awarded to the holder remain in our physical custody until the restrictions have terminated and all vesting requirements with respect to the restricted stock have been fulfilled. We will retain custody of all dividends and distributions made or declared with respect to the restricted stock during the restriction period. A breach of any restriction regarding the restricted stock will cause a forfeiture of the restricted stock and any retained dividends and distributions. Except for the foregoing restrictions, the holder will, even during the restriction period, have all of the rights of a shareholder, including the right to vote the shares.

Other Stock-Based Awards. Under the 2011 Plan, we may grant other stock-based awards, subject to limitations under applicable law that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of common stock, as deemed consistent with the purposes of the plan. These other stock-based awards may be in the form of purchase rights, shares of common stock awarded that are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of common stock and awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. These other stock-based awards may be awarded either alone, in addition to, or in tandem with any other awards under the 2011 plan or any of our other plans.

Accelerated Vesting and Exercisability. If any one person, or more than one person acting as a group, acquires the ownership of stock of the company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the company, and the company’s board of directors does not authorize or otherwise approve such acquisition, then the vesting periods of any and all stock options and other awards granted and outstanding under the 2011 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the plan and the respective agreements respecting such stock options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the company acquires its stock in exchange for property is not treated as an acquisition of stock.

The committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the company, which has been approved by the company’s board of directors, (i) accelerate the vesting of any and all stock options and other awards granted and outstanding under the 2011 Plan, or (ii) require a holder of any award granted under the plan to relinquish such award to the company upon the tender by the company to the holder of cash in an amount equal to the repurchase value of such award. For this purpose, gross fair market value means the value of the assets of the company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding any provisions of the 2011 Plan or any award granted thereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the plan or an award granted thereunder to fail to comply with Section 409A of the IRC.

Award Limitation. No participant may be granted awards for more than 1,500,000 shares in any calendar year.

Other Limitations. The committee may not modify or amend any outstanding option or stock appreciation right to reduce the exercise price of such option or stock appreciation right, as applicable, below the exercise price as of the date of grant of such option or stock appreciation right. In addition, assuming our shareholders approve this Proposal 2, no payment of cash or other property having a value greater than fair market value, as defined in the 2011 Plan, may be made, and no option or stock appreciation right with a lower exercise price may be granted in exchange for, or in connection with, the cancellation or surrender of an option or stock appreciation right.

Withholding Taxes.  When an award is first included in the gross income of the holder for federal income tax purposes, the holder will be required to make arrangements regarding the payment of all federal, state and local withholding tax requirements, including by settlement of such amount in shares of our common stock.  The obligations of the company under the 2011 Plan are contingent on such arrangements being made.

Term and Amendments.  Unless terminated by the board, the 2011 Plan shall continue to remain effective until no further awards may be granted and all awards granted under the plan are no longer outstanding. Notwithstanding the foregoing, grants of incentive stock options may be made only until ten years from the effective date of the plan. The board may at any time, and from time to time, amend the plan, provided that no amendment will be made that would impair the rights of a holder under any agreement entered into pursuant to the plan without the holder’s consent.

Federal Income Tax Consequences.  The following discussion of the federal income tax consequences of participation in the 2011 Plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive Stock Options. Participants will recognize no taxable income upon the grant of an incentive stock option. The participant generally will realize no taxable income when the incentive stock option is exercised. The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. We will not qualify for any deduction in connection with the grant or exercise of incentive stock options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above, the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price paid for the shares; and we will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

Non-Qualified Stock Options. With respect to non-qualified stock options:

•	upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of our common stock on the date of grant;

•
upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and we will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

•	we will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

If the shares acquired upon exercise of a non-qualified stock option are subject to a substantial risk of forfeiture, the participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless the participant timely files under Section 83(b) of the IRC to elect to be taxed on the receipt of shares, and we will qualify for a corresponding deduction at that time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount, if any, paid for the shares.

Stock Appreciation Rights. Upon the grant of a stock appreciation right, the participant recognizes no taxable income and we receive no deduction. The participant recognizes ordinary income and we receive a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted Stock. A participant who receives restricted stock will recognize no income on the grant of the restricted stock and we will not qualify for any deduction. At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock. A participant’s shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Exchange Act. The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the IRC, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock. If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed. The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture. The loss will be a capital loss if the shares are capital assets. If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

Whether or not the participant makes an election under Section 83(b), we generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in the taxable year in which the income is included in the participant’s gross income. The income recognized by the participant will be subject to applicable withholding tax requirements.

Dividends paid on restricted stock that is subject to a substantial risk of forfeiture generally will be treated as compensation that is taxable as ordinary compensation income to the participant and will be deductible by us subject to the reasonableness limitation. If, however, the participant makes a Section 83(b) election, the dividends will be treated as dividends and taxable as ordinary income to the participant, but will not be deductible by us.

Other Stock-Based Awards. The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

Section 162(m) Limits. Section 162(m) of the IRC places a limit of $1,000,000 on the amount of compensation that a publicly traded company may deduct in any one year with respect to each of its chief executive officer and four most highly paid executive officers. Certain performance-based compensation approved by shareholders is not subject to the deduction limit. The 2011 Plan is qualified such that awards under the plan may constitute performance-based compensation not subject to Section 162(m) of the IRC.  One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the plan provides that the maximum number of shares for which awards may be made to any employee in any calendar year is 1,500,000.  The maximum amount payable pursuant to that portion of a cash award granted under the plan for any fiscal year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the IRC may not exceed $500,000.

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the IRC, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards that may be granted under the 2011 Plan may constitute deferred compensation subject to the Section 409A requirements.  It is our intention that any award agreement governing awards subject to Section 409A will comply with these rules.

New Plan Benefits

The benefits that will be awarded or paid under the 2011 Plan are not currently determinable. Awards granted under the 2011 Plan are within the discretion of the Compensation Committee, and the Compensation Committee has not determined future awards or who might receive them.

As of March 31, 2014, the fair market value of a share of the Company’s common stock was $4.80.

Existing Plan Benefits

The following table sets forth information with respect to stock options and other awards previously granted under the 2011 Plan as of March 31, 2014.

Name	Number of Shares Covered by Awards
Jeffrey Parker Chairman and Chief Executive Officer	1,900,000
David Sorrells Chief Technology Officer	1,000,000
Cynthia Poehlman Chief Financial Officer and Corporate Secretary	450,000
John Stuckey Executive Vice President of Corporate Strategy and Business Development	450,000
All current executive officers as a group	3,800,000
John Metcalf	65,000
Robert Sterne	65,000
All current directors who are not executive officers (including director nominees who are current directors) as a group	325,000
All employees, including all current officers who are not executive officers, as a group	868,000

Required Vote

Affirmative votes constituting a majority of the shares present or represented by proxy and entitled to vote on this proposal will be required to approve this proposal.  Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the outcome of this vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENTS TO THE PARKERVISION 2011 INCENTIVE EQUITY PLAN TO, AMONG OTHER THINGS, INCREASE THE NUMBER OF SHARES OF COMMON STOCK TO BE RESERVED FOR ISSUANCE THEREUNDER BY 7,000,000 SHARES.

AUDIT AND ACCOUNTING RELATED FEES

The firm of PricewaterhouseCoopers LLP acts as our principal accountants. The following is a summary of fees paid to the principal accountants for services rendered.

Audit Fees. For the years ended December 31, 2012 and December 31, 2013, the aggregate fees billed for professional services rendered for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports, and services provided in connection with statutory and regulatory filings and engagements were approximately $503,000 and, $484,000 respectively.

Audit Related Fees. For the years ended December 31, 2012 and December 31, 2013, there were no fees billed for professional services by our principal accountants for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not reported in the preceding paragraph.

Tax Fees. For the years ended December 31, 2012 and December 31, 2013, there were no fees billed for professional services rendered by our principal accountants for tax compliance, tax advice or tax planning.

All Other Fees. For the years ended December 31, 2012 and December 31, 2013, there were no fees billed for other professional services by our principal accountants.

All the services discussed above were approved in advance by our audit committee. The audit committee pre-approves all of the services to be provided by our principal accountants, including the scope of the annual audit and non-audit services to be performed by the principal accountants and the principal accountants’ audit and non-audit fees.

AUDIT COMMITTEE REPORT

Pursuant to the charter of the audit committee originally adopted on April 25, 2003, as amended on July 31, 2006, March 5, 2012, and December 3, 2012 the audit committee’s responsibilities include, among other things:

•	annually reviewing and reassessing the adequacy of the audit committee’s formal charter;

•
reviewing and discussing our annual audited financial statements, our interim financial statements, and the adequacy of our internal controls and procedures with our management and our independent auditors;

•	reviewing the quality of our accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	appointing the independent auditor, which firm will report directly to the audit committee;

•	reviewing the independence of the independent auditors; and

•	reviewing and approving all related party transactions on an ongoing basis.

The audit committee also pre-approves the services to be provided by our independent auditors. During the period March 15, 2013 through March 15, 2014, the committee reviewed in advance the scope of the annual audit and non-audit services to be performed by the independent auditors and the independent auditors’ audit and non-audit fees and approved them.

The audit committee reviewed and discussed our audited financial statements for 2013 with management, as well as with our independent auditors. During 2013 and thereafter, the audit committee met privately at regularly scheduled meetings and held discussions with management, including the chief financial officer and our independent auditors. Management represented to the audit committee that our financial statements were prepared in accordance with generally accepted accounting principles. The audit committee also discussed and reviewed with management and the independent auditors the internal controls and procedures of the audit functions and the objectivity of the process of reporting on the financial statements. The committee discussed with management financial risk exposures relating to our company and the processes in place to monitor and control the resulting exposure, if any.

The audit committee discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, as well as various accounting issues relating to presentation of certain items in our financial statements and compliance with Section 10A of the Securities Exchange Act of 1934. The committee received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the committee concerning independence, and the committee discussed with the independent auditors the independent auditors’ independence.

Based upon the review and discussions referred to above, the audit committee recommended to the board of directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC. The committee evaluated the performance of PricewaterhouseCoopers LLP and recommended to the board of directors their re-appointment as the independent auditors for the fiscal year ending December 31, 2014.

Submitted by the Audit Committee:
John Metcalf (Chair)
William Hightower
Papken der Torossian

PROPOSAL 3: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

The audit committee has appointed PricewaterhouseCoopers LLP as our independent registered certified public accounting firm to audit our financial statements for the year ending December 31, 2014. The Board recommends ratification of the audit committee’s selection of PricewaterhouseCoopers LLP.

The selection of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm is not required to be submitted to a vote of our shareholders for ratification; however, we are submitting the selection to our shareholders for ratification as a matter of good corporate practice and in order to provide a method by which shareholders may communicate their opinion to the audit committee. The Sarbanes-Oxley Act of 2002 requires that the audit committee be directly responsible for the appointment, compensation and oversight of our independent registered certified public accounting firm. If our shareholders fail to vote on an advisory basis in favor of the selection, the audit committee will reconsider whether to retain PricewaterhouseCoopers LLP, and may retain that firm or another firm without re-submitting the matter to our shareholders. Even if our shareholders ratify the appointment, the audit committee may, in its discretion, direct the appointment of a different independent registered certified public accounting firm at any time during the year if it determines that such a change would be in our best interests and the interests of our shareholders.

PricewaterhouseCoopers LLP was also our independent registered certified public accounting firm for the fiscal year ending December 31, 2013. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with an opportunity to make a statement if they desire to do so and is expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM.

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Holders
The following table sets forth certain information as of March 31, 2014 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of our common stock, (ii) each of our directors and director nominees, (iii) each of our NEOs, and (iv) all of our directors, director nominees and executive officers as a group (based upon information furnished by those persons).

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class1
Jeffrey Parker 14	3,894,445	2	3.98%
Cynthia Poehlman 14	514,127	3	0.53%
David Sorrells 14	710,238	4	0.73%
John Stuckey 14	394,649	5	0.41%
William Hightower 14	313,368	6	0.32%
John Metcalf 14	305,275	7	0.32%
Robert Sterne 14	283,469	8	0.29%
Nam Suh 14	328,038	9	0.34%
Papken der Torossian 14	546,049	10	0.56%
Wellington Management Co, LLP	12,387,118	11	12.84%
Austin W. Marxe and David M. Greenhouse	7,462,979	12	7.64%
Gem Investment Advisors, LLC	6,774,130	13	7.02%
All directors, director nominees and executive officers as a group (9 persons)	7,289,658	15	7.22%

1
Percentage includes all outstanding shares of common stock plus, for each person or group, any shares of common stock that the person or the group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.  Unless otherwise indicated, each person or group has sole voting and dispositive power over all such shares of common stock.

2
Includes 1,470,800 shares of common stock issuable upon currently exercisable options, 180,690 shares held by Mr. Parker directly, 1,972,584 shares held by Jeffrey Parker and Deborah Parker Joint Tenants in Common, over which Mr. Parker has shared voting and dispositive power, 73,532 shares owned through Mr. Parker’s 401(k) plan, and 196,839 shares owned of record by Mr. Parker’s three children over which he disclaims ownership.  Excludes 300,000 unvested RSUs and 241,700 shares of common stock issuable upon options that may become exercisable in the future.

3
Includes 483,950 shares of common stock issuable upon currently exercisable options and excludes 75,000 unvested RSUs and 57,300 shares of common stock issuable upon options that may become exercisable in the future.

4
Includes 649,150 shares of common stock issuable upon currently exercisable options and excludes 200,000 unvested RSUs and 120,850 shares of common stock issuable upon options that may become exercisable in the future.

5
Includes 376,262 shares of common stock issuable upon currently exercisable options and excludes 75,000 unvested RSUs and 57,300 shares of common stock issuable upon options that may become exercisable in the future.

6
Includes 268,368 shares of common stock issuable upon currently exercisable options and excludes 13,858 unvested RSUs and 40,881 shares of common stock and issuable upon options that may become exercisable in the future.

7
Includes 295,275 shares of common stock issuable upon currently exercisable options and excludes 13,858 unvested RSUs and 40,881 shares of common stock issuable upon options that may become exercisable in the future.

8
Includes 259,968 shares of common stock issuable upon currently exercisable options and excludes 13,858 unvested RSUs and 40,881 shares of common stock issuable upon options that may become exercisable in the future.

9
Includes 320,538 shares of common stock issuable upon currently exercisable options and excludes 13,858 unvested RSUs and 40,881 shares of common stock issuable upon options that may become exercisable in the future.

10
Includes 374,968 shares of common stock issuable upon currently exercisable options and excludes 13,858 unvested RSUs and 40,881 shares of common stock issuable upon options that may become exercisable in the future.

11
As reported on a Form 13G amendment filed February 14, 2014.  The business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.  Wellington Management, in its capacity as investment adviser, may be deemed to have beneficial ownership of shares that are held of record by investment advisory clients of Wellington Management.

12
As reported on a Form 13G amendment filed February 13, 2014.  Mr. Austin W. Marxe (“Marxe”) and Mr. David M. Greenhouse (“Greenhouse”) share voting and dispositive power over 400,438 shares and 245,821 currently exercisable warrants owned by Special Situations Private Equity Fund, L.P., 495,601 shares and 157,325 currently exercisable warrants owned by Special Situations Technology Fund, L.P.  2,922,690 shares and 825,958 currently exercisable warrants owned by Special Situations Technology Fund II , L.P.  593,072 shares owned by Special Situations Cayman Fund, L.P. and 1,822,074 shares owned by Special Situations Fund III QP, L.P.  The business address for Marxe and Greenhouse is 527 Madison Avenue, Suite 2600, New York, New York, 10022.

13
As reported on a Form 13G amendment filed February 14, 2014.  Includes 6,640,131 shares held by Gem Partners LP (“GEM”) over which GEM, GEM Investment Advisors, LLC (“Advisors”) and Mr. Daniel Lewis (“Lewis”) have shared voting and dispositive power, 67,999 shares held by Flat Rock Partners LP (“FlatRock”) over which FlatRock, Advisors and Lewis have shared voting and dispositive power, and 66,000 shares held by Lewis over which Lewis has sole voting and dispositive power.  Advisors is the general partner of GEM and Flatrock, as a result of which Advisors is deemed to be beneficial owner of such shares.  Lewis, as the controlling person of Advisors is deemed to beneficially own the shares beneficially owned by them.  The business address for each of Advisors, GEM, FlatRock and Lewis is 100 State Street, Suite 2B, Teaneck, New Jersey 07666.

14	The person’s address is 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

15
Includes 4,499,279 shares of common stock issuable upon currently exercisable options held by directors and officers and excludes 719,290 unvested RSUs and 681,555 shares of common stock issuable upon options that may vest in the future held by directors and officers (see notes 2, 3, 4, 5, 6, 7, 8, 9, and 10 above).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and NASDAQ. Officers, directors and ten percent shareholders are charged by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us and written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during the fiscal year ended December 31, 2013, our executive officers, directors and ten percent shareholders filed all reports required by Section 16(a) of the Exchange Act on a timely basis, except for one report filed by Mr. Jeffrey Parker and one report filed by Mr. John Stuckey on April 25, 2014, each of which reported the inadvertent sale of shares of our common stock in connection with loans from the Executive’s 401(k) account.  Mr. Parker reported the sale of an aggregate of 5,378 shares in connection with two 401(k) loan transactions on December 31, 2010 and October 18, 2012.   Mr. Stuckey reported the sale of an aggregate of 887 shares in connection with four 401(k) loan transactions from 2009 to 2012.

Equity Compensation Plan Information

The following table gives information as of December 31, 2013 about shares of our common stock authorized for issuance under all of our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders1	7,928,260	$2.87	646,449
Equity compensation plans not approved by security holders 2	993,334	$2.58	-
Total	8,921,594		646,446

1
Includes the 2000 Plan, the 2008 Plan and the 2011 Plan. The type of awards that may be issued under each of these plans is discussed more fully in Note 8 to our financial statements included in Item 8 of our Annual Report.

2
Includes options granted to third parties in 2009 and 2012 for the purchase of an aggregate of 110,000 shares at exercise prices ranging from $2.01 to $3.27 per share. These options vested in equal monthly increments over the twelve month terms of the related service agreements and expire five years from the grant date. Also includes 750,000 unvested performance-based RSUs granted to third parties in 2013 and 133,334 unvested time-based RSUs that vest over the first five months of 2014. The terms of these awards are discussed more fully under “Non Plan RSUs” included in Note 8 to our financial statements included in Item 8 of our Annual Report.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We paid approximately $587,000 in 2013 for patent-related legal services to a law firm, of which Robert Sterne, one of our directors since September 2006, is a partner.

Review, Approval or Ratification of Transactions with Related Persons

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. In certain instances, the full board may review and approve a transaction. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. We require each of our directors and executive officers to complete a questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, officer or employee.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Proposals of shareholders intended to be presented at the 2015 annual meeting must be received at our offices by January 7, 2015 for inclusion in the proxy materials relating to that meeting.

Our by-laws contain provisions intended to promote the efficient functioning of our shareholder meetings. Some of the provisions describe our right to determine the time, place and conduct of shareholder meetings and to require advance notice by mail or delivery to us of shareholder proposals or director nominations for shareholder meetings. Under our by-laws, in order to properly bring business before a shareholder meeting or nominate a person for election as a director, a shareholder must provide us with written notice, at least 120 days prior to the first anniversary of the mailing of this proxy statement, of any such business the shareholder proposes for consideration, even if the shareholder does not intend to include such proposal in our proxy materials, or any such person the shareholder intends to nominate for election as a director. This notice must be received for the annual meeting in the year 2014 no later than January 7, 2015. A notice of a shareholder proposal or nomination must include the information set forth in our bylaws.

Shareholder proposals and nominations should be addressed to Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

We do not now intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and we do not know of any business which persons other than the board intend to present at the Annual Meeting. Should any business requiring a vote of the shareholders, which is not specified in the notice, properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.

APPENDIX A

PARKERVISION, INC.

2011 Long-Term Incentive Equity Plan

(As Amended and Restated)

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the Parkervision, Inc. 2011 Long-Term Incentive Equity Plan (“Plan”) is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b)  “Board” means the Board of Directors of the Company.

(c)  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)  “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1.

(e)  “Common Stock” means the Common Stock of the Company, par value $0.01 per share.

(f)  “Company” means Parkervision, Inc., a corporation organized under the laws of the State of Florida.

(g)  “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(h)  “Effective Date” means the date determined pursuant to Section 11.1.

(i)  “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market, LLC (“Nasdaq”), the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or Nasdaq, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or Pink Sheets, LLC or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(j)  “Holder” means a person who has received an award under the Plan.

(k)  “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(l)  “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(m) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(n)  “Other Stock-Based Award” means an award under Section 8 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(o)  “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(p)  “Plan” means the Parkervision, Inc. 2011 Long-Term Incentive Equity Plan, as hereinafter amended from time to time.

(q)  “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(k) or 9.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(r)  “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(s)  “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(t)  “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(u)  “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(v)  “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

(w)  “Vest” means to become exercisable or to otherwise obtain ownership rights in an award.

Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by a Committee of the Board of at least two directors, all of whom are “outside directors” within the meaning of the regulations issued under Section 162(m) of the Code and “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right.  In addition, no payment of cash or other property having a value greater than the Repurchase Value may be made, and no Option or Stock Appreciation Right with a lower exercise price may be granted, in exchange for, or in connection with, the cancellation or surrender of an Option or Stock Appreciation Right.

Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 1,500,000 shares in the aggregate.

2.3. Interpretation of Plan.

(a) Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. Subject to Section 7.1(d), the total number of shares of Common Stock reserved and available for issuance under the Plan shall be 12,000,000 shares. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.2.  Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company and which recipients are qualified to receive options under the regulations governing Form S-8 registration statements under the Securities Act of 1933, as amended (“Securities Act”). No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Shareholder”)).

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Shareholder will not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a three-year period.  The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise).  The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-Qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.  The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(l) Rights as Shareholder.  A Holder shall have none of the rights of a Shareholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise.  Subject to the terms and conditions of the Plan, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise.  Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Available Under Plan.  The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock.

7.1. Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

7.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These other stock-based awards may include performance shares or options, whose award is tied to specific performance criteria. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

Section 9. Accelerated Vesting and Exercisability.

9.1. Non-Approved Transactions.  If any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective Agreements respecting such Stock Options and awards. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property is not treated as an acquisition of stock for purposes of this Section 9.1.

9.2. Approved Transactions.  The Committee may, in the event of an acquisition by any one person, or more than one person acting as a group, together with acquisitions during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, or if any one person, or more than one person acting as a group, acquires the ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or combined voting power of the stock of the Company, which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, or (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

9.3. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

Section 11. Term of Plan.

11.1. Effective Date. The Plan shall be effective as of September 28, 2011, subject to the approval of the Plan by the Company’s shareholders within one year after the Effective Date.  Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company’s shareholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b) Termination for Cause. If a Holder’s employment with the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.7. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Florida (without regard to choice of law provisions).

12.8. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.9. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.10. Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

12.11. Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.12. Certain Awards Deferring or Accelerating the Receipt of Compensation. To the extent applicable, all awards granted, and all Agreements entered into, under the Plan are intended to comply with Section 409A of the Code, which was added by the American Jobs Creation Act of 2004 and relates to deferred compensation under nonqualified deferred compensation plans. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend, to restrict provisions of any awards that may constitute deferred receipt of compensation subject to Code Section 409A requirements to those consistent with this Section. The Board may amend the Plan to comply with Code Section 409A in the future.

12.13. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including Nasdaq.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE & PROXY STATEMENT   ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

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* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

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How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M75319-P52158

ParkerVision®

PARKERVISION, INC.
7915 BAYMEADOWS WAY, SUITE 400
JACKSONVILLE, FL 32256
ATTN: INVESTOR RELATIONS

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M75316-P52134

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PARKERVISION, INC.

The Board of Directors recommends you vote FOR the following nominees:

	For All	Withhold All	For All Except
1. To elect two members of the Board of Directors as Class III Directors to hold office until the third ensuing Annual Meeting.	☐	☐	☐

To withhold authority to vote for any individual nominee, mark "For All Except" and write the number of the nominee on the line below.

____

Nominees:

01) John Metcalf
02) Robert Sterne

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. To approve amendments to the ParkerVision 2011 Long-Term Incentive Equity Plan.	☐	☐	☐
3. To ratify the appointment of PricewaterhouseCoopers LLP as ParkerVision's independent registered certified public accounting firm for the year ending December 31, 2014.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date